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                                                                    EXHIBIT 23.2



                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2001 relating to the financial statements of PriceInteractive, Inc., included in iBasis, Inc.'s Current Report on Form 8-K dated February 26, 2001 and to all references to our Firm included in this Registration Statement.


                                                 /s/ ARTHUR ANDERSEN


Vienna, Virginia
August 13, 2001